UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

Item 1. Reports to Stockholders.

April 30, 2014

Semi Annual Report

Institutional Diversified Stock Fund

The Victory Institutional Funds

Table of Contents

Shareholder Letter	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information
Trustee and Officer Information	16
Proxy Voting and Form N-Q Information	19
Expense Examples	19
Portfolio Holdings	20

The Fund is distributed by Victory Capital Advisers Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

The U.S. equity markets closed out an already strong 2013 with a powerful fourth quarter rally, bringing the full year total return for the S&P 500® to 32.4%, one of 33 times since 1926 that the index has risen over 20%. Underlying the sizeable gains was a reduction in the level of fear that has acted as an overhang for the global markets in recent years. While earnings growth registering in the mid-single digits provided a constructive backdrop, it was investors' willingness to once again value stocks in a manner more consistent with historical precedent that drove the lion's share of gains.

Entering 2014, most experts agreed that broad market gains from a return to more normalized valuations had largely played out. While the choppiness that has characterized the equity markets thus far this year has supported this expectation, pundits have proven far less prophetic on their call for a steady rise in interest rates. In fact, quite the opposite has happened as rates have defied the consensus by moving sharply lower. As a result, fixed income has provided stiff competition for equities with the Barclays U.S. Aggregate Bond Index returning 2.7% through April compared to a return of 2.6% for the S&P 500.

The unexciting year-to-date return figure for the S&P 500 is not reflective of the turbulence and cross currents beneath the surface, however. So far 2014 has provided a stark contrast to the broad-based, steady climb up of 2013, with high volatility and widely divergent performance among sectors, style factors and individual equities. Following a correction of approximately 6% to begin the year, equity markets resumed an upward trajectory in early February, notching new all-time highs on several occasions before a pullback near quarter-end featuring the high growth and momentum stocks that led for the first two months of the year.

April and the first part of May witnessed a continuation of the pattern of lower rates and liquidation of high growth and small cap equities, ostensibly owing to elevated valuations. Instead, investor favor has returned to areas of the market perceived as offering value, including large cap, late cycle and dividend-paying stocks. The result has been a dispersion of S&P 500 stock returns among the highest in 30 years through the first several months of the year with contributions to market performance highly concentrated among a narrow set of issues. Said simply, there has been no shortage of tactical challenges for investors to navigate. That said, we believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather the continued market turbulence.

Commitment to Our Shareholders

As a firm, our mission is to earn our clients' trust by consistently exceeding expectations through a relentless focus on quality, performance and service.

•  Consistent Performance and Investment Quality
Our dedicated investment teams maintain investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

•  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

•  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  April 30, 2014

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (9.5%):
Comcast Corp., Class A	317,330	$16,425
Newell Rubbermaid, Inc.	167,000	5,028
News Corp., Class A (a)	465,510	7,923
PVH Corp.	80,440	10,101
Starbucks Corp.	65,500	4,626
		44,103
Consumer Staples (7.6%):
Anheuser-Busch InBev NV, ADR	62,560	6,620
CVS Caremark Corp.	61,500	4,472
The Procter & Gamble Co.	135,800	11,210
Wal-Mart Stores, Inc.	164,500	13,113
		35,415
Energy (9.5%):
Anadarko Petroleum Corp.	150,747	14,928
BP PLC, ADR	212,060	10,734
Chesapeake Energy Corp.	167,550	4,817
Occidental Petroleum Corp.	140,890	13,490
		43,969
Financials (15.3%):
Bank of America Corp.	892,500	13,512
Bank of New York Mellon Corp.	267,170	9,049
Capital One Financial Corp.	160,300	11,846
Citigroup, Inc.	311,380	14,919
JPMorgan Chase & Co.	206,340	11,551
MetLife, Inc.	190,644	9,980
		70,857
Health Care (12.6%):
Abbott Laboratories	178,800	6,927
Baxter International, Inc.	121,020	8,809
Eli Lilly & Co.	93,500	5,526
Merck & Co., Inc.	284,415	16,654
Pfizer, Inc.	392,920	12,291
Roche Holdings Ltd., ADR	224,980	8,246
		58,453
Industrials (15.9%):
C.H. Robinson Worldwide, Inc.	172,500	10,160
Danaher Corp.	124,730	9,153
Eaton Corp. PLC	56,260	4,087
General Dynamics Corp.	85,680	9,378
Koninklijke Philips NVR, NYS	266,800	8,527
Nielsen Holdings NV	216,500	10,165
Siemens AG, ADR	83,710	11,034
United Parcel Service, Inc., Class B	112,596	11,091
		73,595

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2014

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Information Technology (21.5%):
Altera Corp.	266,690	$8,673
Apple, Inc.	28,980	17,101
Applied Materials, Inc.	500,030	9,531
Cisco Systems, Inc.	625,000	14,444
EMC Corp.	662,910	17,103
Google, Inc., Class A (a)	13,339	7,135
Google, Inc., Class C (a)	13,339	7,025
Intel Corp.	670,380	17,891
		98,903
Materials (5.5%):
Air Products & Chemicals, Inc.	105,020	12,341
Nucor Corp.	149,500	7,737
The Dow Chemical Co.	111,440	5,561
		25,639
Total Common Stocks (Cost $383,413)		450,934
Investment Companies (0.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	2,014,583	2,015
Total Investment Companies (Cost $2,015)		2,015
Total Investments (Cost $385,428) — 97.8%		452,949
Other assets in excess of liabilities — 2.2%		10,191
NET ASSETS — 100.00%		$463,140

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 4/30/14.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  April 30, 2014

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $385,428)	$452,949
Dividends receivable	516
Receivable for capital shares issued	84
Receivable for investments sold	11,702
Reclaims receivable	11
Prepaid expenses	52
Total Assets	465,314
LIABILITIES:
Payable for investments purchased	1,538
Payable for capital shares redeemed	373
Accrued expenses and other payables:
Investment advisory fees	191
Administration fees	11
Custodian fees	4
Transfer agent fees	18
Chief Compliance Officer fees	1
Trustees' fees	3
Other accrued expenses	35
Total Liabilities	2,174
NET ASSETS:
Capital	364,460
Accumulated undistributed net investment income	589
Accumulated net realized gains from investments	30,570
Net unrealized appreciation on investments	67,521
Net Assets	$463,140
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	36,511
Net Asset Value, offering price & redemption price per share: (a)	$12.69

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Six Months Ended April 30, 2014

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$4,658
Total Income	4,658
Expenses:
Investment advisory fees	1,156
Administration fees	65
Custodian fees	22
Transfer agent fees	42
Trustees' fees	30
Chief Compliance Officer fees	5
Legal and audit fees	28
State registration and filing fees	17
Other expenses	54
Total Expenses	1,419
Net Investment Income	3,239
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	31,021
Net change in unrealized appreciation/depreciation on investments	(5,030)
Net realized/unrealized gains on investments	25,991
Change in net assets resulting from operations	$29,230

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$3,239	$10,000
Net realized gains from investment transactions	31,021	133,550
Net change in unrealized appreciation/depreciation on investments	(5,030)	33,843
Change in net assets resulting from operations	29,230	177,393
Distributions to Shareholders:
From net investment income:	(3,190)	(9,786)
From net realized gains:	(90,029)	—
Change in net assets resulting from distributions to shareholders	(93,219)	(9,786)
Change in net assets from capital transactions	58,025	(310,841)
Change in net assets	(5,964)	(143,234)
Net Assets:
Beginning of period	469,104	612,338
End of period	$463,140	$469,104
Accumulated undistributed net investment income	$589	$540
Capital Transactions:
Proceeds from shares issued	$23,563	$59,945
Dividends reinvested	93,174	9,593
Cost of shares redeemed	(58,712)	(380,379)
Change in net assets from capital transactions	$58,025	$(310,841)
Share Transactions:
Issued	1,805	4,568
Reinvested	7,413	754
Redeemed	(4,538)	(27,332)
Change in Shares	4,680	(22,010)

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
	(Unaudited)
Net Asset Value, Beginning of Period	$14.74	$11.37	$10.08	$10.11	$9.06	$8.48
Investment Activities:
Net investment income	0.09	0.21	0.15	0.13	0.13	0.12
Net realized and unrealized gains(losses) on investments	0.81	3.36	1.29	(0.03)	1.04	0.58
Total from Investment Activities	0.90	3.57	1.44	0.10	1.17	0.70
Distributions:
Net investment income	(0.09)	(0.20)	(0.15)	(0.13)	(0.12)	(0.12)
Net realized gains from investments	(2.86)	—	—	—	—	—
Total distributions	(2.95)	(0.20)	(0.15)	(0.13)	(0.12)	(0.12)
Net Asset Value, End of Period	$12.69	$14.74	$11.37	$10.08	$10.11	$9.06
Total Return (a)	6.41%	31.68%	14.35%	0.95%	13.03%	8.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$463,140	$469,104	$612,338	$640,534	$640,023	$584,456
Ratio of net expenses to average net assets (b)	0.61%	0.59%	0.61%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets (b)	1.40%	1.56%	1.34%	1.21%	1.31%	1.49%
Portfolio turnover	38%	91%	94%	87%	100%	97%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  April 30, 2014

(Unaudited)

1.  Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2014

(Unaudited)

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2014, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$450,934	$—	$450,934
Investment Companies	—	2,015	2,015
Total	$450,934	$2,015	$452,949

There were no transfers between Level 1 and Level 2 as of April 30, 2014.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2014

(Unaudited)

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2014 were as follows for the Fund (in thousands):

Purchases*	Sales*
$175,475	$208,975

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management, Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian for the Trust and receives custodian fees at an annualized rate of 0.00774% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund, Global Equity Fund and Emerging Markets Small Cap Fund, plus applicable per transaction fees. The Victory Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2014

(Unaudited)

these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

Effective December 31, 2013, the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) participate in a short-term, demand note "Line of Credit" agreement with Citibank, N.A. ("Citibank"). Prior to December 31, 2013, the Victory Trusts (except International Fund, International Select Fund, and Global Equity Fund) held a similar credit facility with KeyCorp. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the six months ended April 30, 2014, Keybank earned approximately $8 thousand and Citibank earned approximately $16 thousand for Line of Credit fees. Each fund in the Victory Trusts (except Emerging Markets Small Cap Fund and Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding for the Fund during the six months ended April 30, 2014, was $972 thousand. The average interest rate during the six months ended April 30, 2014, was 0.90%. As of April 30, 2014, the Fund had no loans outstanding with Citibank.

7.  Federal Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings/(deficit) will be determined at the end of the current tax year ending October 31, 2014.

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$9,786	$—	$9,786

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2014

(Unaudited)

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$47,533	$43,065	$72,099	$162,697

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

During the year ended October 31, 2013, the Fund utilized $7,463 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of April 30, 2014, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$385,849	$69,537	$(2,437)	$67,100

  Supplemental Information

Victory Institutional Portfolio  April 30, 2014

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently seven Trustees, six of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 16 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 62	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 67	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 62	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 60	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).
David L. Meyer, 57	Trustee	December 2008	Retired.	None.

  Supplemental Information — continued

Victory Institutional Portfolio  April 30, 2014

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Leigh A. Wilson, 69	Chair and Trustee	August 2003	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 42	Trustee	July 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-July 2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

  Supplemental Information — continued

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 40	President	May 2008

Chief Financial Officer (since February 2013), Senior Managing Director (2010-January 2013) and Managing Director (2005-2010), the Adviser; Chief Financial Officer and Treasurer (since 2013), Victory Capital Holdings, Inc.

Derrick A. MacDonald, 43	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008).
Christopher K. Dyer, 52	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 60	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 45	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services, Inc.
Eric B. Phipps, 43	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 70	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

  Supplemental Information — continued

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13-4/30/14	Expense Ratio During Period** 11/1/13-4/30/14
$1,000.00	$1,064.10	$3.12	0.61%

* Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period* 11/1/13-4/30/14	Expense Ratio During Period** 11/1/13-4/30/14
$1,000.00	$1,021.77	$3.06	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-INST-SEMI (4/13)

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo, II
Michael Policarpo, II, President
Date	June 26, 2014

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer
Date	June 25, 2014